ACQUISITIONS - SCHEDULE OF BUSINESS ACQUISITIONS (Details) - Golar Eskimo $ in Thousands	Jan. 20, 2015 USD ($)
Business Acquisition
Purchase consideration	$ 226,010
Less: Fair value of net assets (liabilities) acquired:
Vessel and equipment	292,872
Intangible asset	95,520
Long-term debt	(162,830)
Cash	298
Others	150
Subtotal	226,010
Excess of the consideration transferred and fair value of net assets acquired	$ 0